Exhibit 99.2

 Company Presentation – March 2016

 *  In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company's filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC.This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Ashford Hospitality Prime, Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security.Important InformationAshford Hospitality Prime, Inc. ("Ashford Prime") plans to file with the SEC and furnish to its stockholders a Proxy Statement in connection with its 2016 Annual Meeting, and advises its stockholders to read the Proxy Statement relating to the 2016 Annual Meeting when it becomes available, because it will contain important information. Stockholders may obtain a free copy of the Proxy Statement and other documents (when available) that Ashford Prime files with the SEC at the SEC's website at www.sec.gov. The Proxy Statement and these other documents may also be obtained for free from Ashford Prime by directing a request to Ashford Hospitality Prime, Inc., Attn: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.Certain Information Concerning ParticipantsAshford Prime, its directors and named executive officers may be deemed to be participants in the solicitation of Ashford Prime's stockholders in connection with its 2016 Annual Meeting. Stockholders may obtain information regarding the names, affiliations and interests of such individuals in Ashford Prime's proxy statement dated April 17, 2015, which is filed with the SEC. To the extent holdings of Ashford Prime's securities have changed since the amounts printed in the proxy statement, dated April 17, 2015, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC.  Certain Disclosures

Ashford Prime – Update

- Ashford Prime is under attack from what the Company believes is an irresponsible and inexperienced shareholder
- Ashford Prime's operations have performed exceptionally well with 2015 RevPAR growth #1 amongst its peers
- The Ashford Prime Board is reviewing all possible strategic alternatives to maximize value for shareholders – including a sale, and initiated that process before Sessa's initial 13D filing
- The Company believes that Sessa has bungled every step of its engagement with the Company – including, for example, a failure to understand our contractual obligations or properly research our annual meeting date and bylaws
- The Company believes that now is not the time to hand over the keys to what the Company believes is an inexperienced shareholder and a slate of Directors with no relevant lodging experience
- The Company believes Sessa's only actionable strategy is to subject shareholders to costly litigation
- If Sessa's purported slate is elected it could trigger a termination fee under the advisory agreement in the hundreds of millions of dollars

ASHFORD HOSPITALITY PRIME

3

Maximizing Value is Our #1 Objective

Accretively Grow Hotel Portfolio	• Acquired the Ritz-Carlton St. Thomas, Bardessono Hotel & Spa, Sofitel Chicago, & Pier House Resort • Increased portfolio RevPAR since spin-off by over 40% to $199 as of 12/31/15 • Increased asset base by 50% since spin-off
Conservative Capital Structure	• $164mm of cash & equivalents on hand • Target leverage of 5.0x net debt/EBITDA • No 2016 debt maturities • All debt is non-recourse
Highly Aligned Management Team	• Highest insider ownership amongst peers • Incentive fee based on AHP total return outperformance vs. its peers
Strong Operating Performance	• 7.3% RevPAR growth in 2015 - highest amongst peers • Increased dividend by 100% since spin
Disciplined Capital Strategies	• Bought back ~$30mm of stock at discount to NAV • Since strategic alternatives announcement AHP has been restricted from buybacks • $65 million convertible preferred equity raise at $18.90 conversion price
Advisory Agreement	• Lower cost than if internally managed • Benefits from scale through affiliation with AHT • Advisor is publicly traded • Announced key money concept • Fees not based on gross assets

ASHFORD HOSPITALITY PRIME

4

 Strategic Alternatives Update  After implementing several steps to improve value, in August of 2015, the Company announced a plan to explore a full range of strategic alternatives, including a possible sale of the CompanyIndependent directors engaged Deutsche Bank as financial advisorBoard is discussing all possible strategic alternatives to maximize value for shareholdersThe Company believes that shareholders would be best served by allowing the Board to finish the strategic review that it began before Sessa's initial 13D filingThe current Board will decide upon the best route to maximize value for shareholders, and the Company believes Sessa will not have a better alternative based on its inability to articulate an actionable strategy to date  *  Note: Diagram includes non-exhaustive list.

Sessa Has Proposed No Plan To Maximize Value

Sessa's Proposals	Negative Impacts
Replace Board through proxy contest	x Could trigger termination fee in the hundreds of millions of dollars x The Company believes the election of Sessa's nominees could result in hostile relationship with advisor that would likely destroy value given Sessa's litigation strategy x Removes highly qualified Board with long history of hospitality experience x Sessa's proposed slate has no relevant lodging experience and includes nominees with a history of aligning with activists
No actionable plan	x Sessa has articulated no actionable plan other than litigation x Sessa has not articulated any plan to maximize value x Based on its prior comments about a sale of the Company, Sessa may be seeking to make a quick profit on its estimated $13.43 cost basis x Sessa has no experience with investments in lodging or hotel market cycles

ASHFORD HOSPITALITY PRIME

6

 *  Sessa’s Proposals    Negative Impacts  Litigation    Sessa has pursued litigation against the Company, the Board of Directors, and Ashford Inc.Costly for shareholders Distracting to Management and BoardWe believe the existing Board is in a better position to negotiate with Ashford Inc. than a hostile slate from SessaThe advisory agreement between Ashford Prime and Ashford Inc. is a contractual obligation  Sessa Has Proposed No Plan To Maximize Value (cont'd)

Sessa's Criticisms Are Misleading: Here are the Facts

Sessa's Criticism	AHP Response
Conflicts of interest	✓ Highest insider ownership of any hotel REIT ✓ Base fee based on enterprise value (not book value) ✓ Fewer conflicts than internally managed peers ✓ Incentive fee based on total return outperformance vs. peers ✓ Interested in accretive and strategic growth, not growth just for the sake of growing ✓ Independent, non-overlapping Board of Directors
Termination fee	✓ AHT shareholders at the time of the spin-off were on both sides of the transaction ✓ Termination fee calculation methodology clearly spelled out in the advisory agreement ✓ Calculation of the change of control termination fee has not changed since the spin-off ✓ Contractual obligation between two independent public entities ✓ The Company believes that the Ashford Inc. Board is more likely to negotiate the termination fee with the current Board as opposed to Sessa's purported slate given litigation Sessa has pursued against Ashford Inc.

ASHFORD
HOSPITALITY PRIME
8

Sessa's Criticisms Are Misleading: Here are the Facts (cont'd)

Sessa's Criticism	AHP Response
Weak corporate governance	✓ Sessa is not asking for governance changes but rather contractual changes with Ashford Inc. that the Company believes Ashford Inc. will not agree to ✓ Highly qualified, majority independent Board in place ✓ 7 member Board with 5 independent directors ✓ Lead independent director ✓ Opted out of MUTA ✓ Non-staggered Board ✓ Without prompting, initiated strategic review process ✓ Management team has been together since inception and has generated superior long-term returns for shareholders
Stalled strategic review	✓ Special committee has retained a financial advisor ✓ Inbound and outbound calls have been ongoing ✓ Active process affected by changing market conditions and impact on valuations and capital markets ✓ **All** alternatives being considered ✓ Strategic alternatives process can take a year or longer, this one has currently taken less than 7 months ✓ Strategic reviews are not governed by time, but rather thorough, quality decision making

ASHFORD HOSPITALITY PRIME
9

 Sessa's Criticisms Are Misleading: Here are the Facts (cont'd)  *  Sessa’s Criticism    AHP Response  No 2016 meeting date set yet    Since the spin-off from Ashford Trust, the Company has never publicly announced a meeting date by March 17The Company will be announcing the meeting date and sending out proxy materials soon  Converting marketable securities into hedge fund    Ashford has operated an internal hedge fund since mid-2011Ashford Prime invested $50 million of its excess cash in a separately managed account in 2015This separately managed account converted into a hedge fund LP interest in Q3 and changed the balance sheet treatment but not the substance of the investmentsThe liquidity and investment strategy did not change as part of this conversion

Sessa's Criticisms Are Misleading: Here are the Facts (cont'd)

Sessa's Criticism	AHP Response
Purchase of AINC stock	✓ Investment allows AHP shareholders to participate in the economics of AINC and we believe it will be an attractive investment for AHP ✓ We viewed this as an attractive opportunity to acquire a large stake in our advisor without driving the price up ($95 price equated to 90-Day VWAP at the time) ✓ Stock prices of all asset managers have dropped substantially since this past summer
Poor stock price performance	✓ We have taken several steps to improve value ✓ Bought back ~5% of our outstanding shares ✓ Doubled common dividend ✓ Refinanced debt at lower interest rates to improve cash flow ✓ Strong operational performance since spin ✓ Stock dropped 18% the week Sessa nominated directors ✓ Board has announced exploration of strategic alternatives and engaged financial advisor (prior to Sessa's initial 13D filing)

ASHFORD HOSPITALITY PRIME

11

Sessa's Inexperience Is Evident At Every Step

Poorly Informed / Incapable of Research	The company believes that Sessa: •Failed to research their own slate •Failed to research or understand our contractual obligations in our advisory agreement •Failed to file lawsuit in the proper jurisdiction •Failed to follow simple Company bylaws •Failed to properly research our annual meeting dates •Unable to grasp that the Advisory Agreement cannot be unilaterally changed and is a contractual obligation between two public companies
Concealing Damaging and Potentially Illegal Information	• Concealed nominee Livingston's purchase of approximately $40,000 of stock while possibly in possession of material non-public information • Failed to disclose the formation of a "group" by Sessa and Livingston
Making False and Materially Misleading Statements	• Impugning the character, integrity and reputation of AHP's directors and management • Failed to disclose that their refusal to comply with the Advance Notice Requirements rendered the purported notice of nomination invalid • Nominee Livingston engaged in blatant resume-padding by falsely claiming to be a CPA • Falsely stated that the Termination Fee was increased by the Third Amended Advisory Agreement • Failed to disclose the significant economic risks to the Company and its stockholders if Sessa is successful in its proxy campaign • Falsely claiming that Ashford Prime sold voting stock to holders of the limited partnership solely for $43,750

ASHFORD
HOSPITALITY PRIME
12

Sessa is Not the Right Steward for Shareholders

Weak Track Record	• No hospitality experience • No hotel real estate asset management experience • Unproven hotel market cycle knowledge • Only 3 years in business with no activist experience
Inadequate Slate	• Lack of significant public board experience • Apparent misrepresentation of board qualifications • Slate includes nominees with a history of aligning with activists • No relevant hospitality experience
Short-Sighted Investment Horizon	• History of short hold positions, rather than longer term views on share price maximization • Average hold period of realized positions: ~2 quarters • Average hold period of current positions: ~4 quarters

ASHFORD
HOSPITALITY PRIME
13

Benefits of Current Ashford Structure

Structural Attractiveness	Benefits of Structure

Structural Attractiveness

- Publicly traded external advisor increases transparency and provides strong alignment
- 7 member Board with 5 independent directors
- Ability to terminate advisory agreement
- Base Fee - 70 bps of AHP's total enterprise value rather than book value
- Incentive Fee paid only if total shareholder return exceeds peer group average (outperformance capped at 25%)
- Insiders and related parties own approximately 14% of AHP, <u>the highest of its public lodging REIT peers</u>
- AHP owns 9.7% of AINC so shareholders participate in economics of the advisor

Benefits of Structure

- Increased scale through affiliation with Ashford Trust (AHP = 12 hotels; AHT = 132 hotels)
- Strong brand relationships given large scale
- Capital markets benefits
- Ability to partner with Ashford Trust on portfolio acquisitions
- G&A savings from being externally managed
- Other cost synergies given scale (property insurance, etc.)

ASHFORD HOSPITALITY PRIME

14

 Highest Insider Ownership in the Industry  *  Public Lodging REITs include: CHSP, CLDT, DRH, FCH, HST, HT, INN, LHO, PEB, RLJ, SHOSource: Company filings.* Insider ownership for Ashford Prime includes direct & indirect interests & interests of related parties  Insider Ownership  High insider ownership encourages management to think and act like ownersMeaningful net worth of management is held in AHP

Management Team with Deep Experience



Montgomery J. Bennett
Chief Executive Officer & Chairman of the Board

- 27 years of hospitality experience
- 13 years with Ashford (14 years with Ashford predecessor)
- Cornell School of Hotel Administration BS
- Cornell S.C. Johnson MBA



Douglas A. Kessler
President

- 20 years of hospitality experience
- 13 years with Ashford
- Stanford BA, MBA
- 10 years with Goldman Sachs



David A. Brooks
Chief Operating Officer, General Counsel

- 24 years of hospitality experience
- 13 years with Ashford (11 years with Ashford predecessor)
- University of North Texas BS, University of Houston JD



Deric S. Eubanks, CFA
Chief Financial Officer

- 16 years of hospitality experience
- 13 years with Ashford
- Southern Methodist University BBA
- 3 years with ClubCorp
- CFA charterholder



Mark L. Nunneley
Chief Accounting Officer

- 31 years of hospitality experience
- 13 years with Ashford (18 years with Ashford predecessor)
- Pepperdine University BS, University of Houston MS, CPA



Jeremy J. Welter
EVP of Asset Management

- 10 years of hospitality experience
- 5 years with Ashford (5 years with Ashford predecessor)
- Oklahoma State University BS
- 5 years with Stephens Investment Bank



J. Robison Hays
Chief Strategy Officer

- 11 years of hospitality experience
- 11 years with Ashford
- Princeton University AB
- 3 years of M&A experience at Dresser Inc. & Merrill Lynch

Aggregate 139 Years of Relevant Industry Experience

ASHFORD
HOSPITALITY PRIME
16

 This Management Team Has A Long-Term Track Record of Value Creation  *  Since AHT IPO on August 26, 2003Peer average includes: CHSP, CLDT, DRH, FCH, HT, INN, LHO, RLJ, SHOReturns as of 3/18/16Source: SNL  Total Shareholder Return  Significant long-term outperformance proves management's ability to create value for shareholders over time  (1)

 Strong Asset Performance  *  Source: Company filings  FY2015 RevPAR Growth  2015 RevPAR growth was the highest amongst our peers

Asset Management Expertise – Bardessono

Hotel Overview:

- Acquired in July 2015
- **2015 RevPAR of $564**
- 62 keys, 1,350 sq. ft. of meeting space
- Located in Yountville, CA the "Culinary Capital of Napa Valley"
  - High barrier to entry market
- Easily accessible to the major markets in Northern California
- One of only three LEED Platinum certified hotels in the U.S., only hotel in California



Bardessono – Yountville, CA



Bardessono – Yountville, CA

Opportunities:

- Opportunity to add 2 to 3 luxury villas to attract ultra-luxury guests
- Cost control opportunities
- Implementation of Remington revenue initiatives
- **RevPAR up 5.9%, EBITDA Margin up 460 bps, & EBITDA flow-through of 83%** in the 4th quarter (1st full quarter of ownership)

ASHFORD HOSPITALITY PRIME

19

 Asset Management Expertise – Pier House  *  Asset management performance significantly exceeded underwritingEliminated $1.5mm in expenses through cost cutting initiatives: Right-sized staffing levelImplemented improved housekeeping practicesIdentified additional F&B efficienciesRealized synergies with other Remington-managed Key West assetsSaved $385,000 in insurance expense by adding to Ashford programRealized approximately $350,000 in annualized incremental parking revenue  Implemented Strategies:  Pier House Resort – Key West, FL    Jun-May 2013 Pre-Takeover   Jun-May 2014Post-Takeover  Increase (%, BPs)  RevPAR  $283.94  $323.66  14.0%  Total Revenue*  $19,196  $21,284  10.9%  RPI  97.7  101.7  +409  EBITDA*  $6,031  $8,312  37.8%  EBITDA Flow    109.2%    *$ in Thousands  Original going-in cap rate of 6.2% in May 2013 and current cap rate of 9.8%

Asset Management Expertise – Ritz St. Thomas

Hotel Overview:

- Acquired in December 2015
- 180 keys, 10,000 sq. ft. of meeting space
- Acquisition completed at favorable metrics of **7.2x TTM EBITDA** and **10% TTM NOI cap rate**
- Located in St. Thomas in the stunning U.S. Virgin Islands with high barriers to entry
- 30 oceanfront acres along Great Bay
- Recognized in the 2015 U.S. News & World Report's Best Hotel Rankings



Great Bay View
The Ritz-Carlton St. Thomas



The Ritz-Carlton St. Thomas

Opportunities:

- Significant upside after recently completed extensive $22 million renovation of guest rooms and public space
- Additional growth opportunities include ability to expand the resort further through additional keys and villas

ASHFORD
HOSPITALITY PRIME
21

Current AHP Board of Directors is Experienced and Highly Qualified

Director	Experience
Montgomery J. Bennett *Chairman*	• 13 years of public board experience • Founder, Chairman, & CEO of AHP
★ **Curtis B. McWilliams** *Lead Director*	• 10 years of public board experience • Previously CEO of CNL Real Estate Advisors and previously CEO of Trustreet Properties
Douglas A. Kessler *President*	• 2 years of public board experience • President of AHP
★ **Stefani D. Carter** *Independent Director*	• 2 years of public board experience • Partner at the law firm of Stefani Carter & Associates, LLC
★ **Matthew D. Rinaldi** *Independent Director*	• 2 years of public board experience • Counsel at the law firm of Dykema Cox Smith
★ **W. Michael Murphy** *Independent Director*	• 13 years of public board experience • Head of Lodging and Leisure Capital Markets of the First Fidelity Mortgage Corporation
★ **Andrew L. Strong** *Independent Director*	• 2 years of public board experience • Partner at the law firm of Pillsbury Winthrop Shaw Pittman, LLP

- ✓ **Hospitality Experience**
- ✓ **REIT Experience**
- ✓ **Real Estate Experience**
- ✓ **Public Company Board Experience**
- ✓ **Legal Experience**
- ✓ **Capital Markets Experience**

Aggregate 44 Years of Public Board Experience

ASHFORD HOSPITALITY PRIME

★ Denotes independent director

22

Key Takeaways

- Shareholders should ignore the Sessa proxy
- We are already conducting a strategic review…and Sessa seemingly has no plan other than costly litigation
- If Sessa wins it could trigger a termination fee in the hundreds of millions of dollars - significantly destroying shareholder value
- Ashford Prime's contractual obligations to a third party cannot be unilaterally changed by us or by Sessa…however, we believe the current Board is far more likely to achieve contractual changes than a hostile slate imposed by Sessa
- The Company believes that Sessa is an inexperienced shareholder that has attempted to nominate a hand-picked slate with no relevant expertise to lead this Company

ASHFORD
HOSPITALITY PRIME
23

 *  Appendix

 Ashford Hospitality Prime Vision  Well defined strategy investing in luxury hotels in gateway and resort markets  *  Bardessono Hotel & SpaYountville, CA  Pier House ResortKey West, FL  Chicago Sofitel WaterTowerChicago, IL  Grow platform through accretive acquisitions of high quality assets  Highly-aligned management team and organizational structure  Simple and straightforward investment profile  Grow organically through strong revenue initiatives  Maintain conservative capital structure with target Net Debt / EBITDA of 5.0x or less  Continue to take steps to improve shareholder value and increase total shareholder return

High Quality Portfolio



Marriott Seattle
Seattle, WA
Courtyard Seattle Downtown
Seattle, WA
Chicago Sofitel WaterTower
Chicago, IL
Courtyard Philadelphia
Philadelphia, PA
Bardessono Hotel & Spa
Yountville, CA
Capital Hilton
Washington D.C.
San Francisco
San Francisco, CA
Renaissance Tampa
Tampa, FL
Hilton Torrey Pines
La Jolla, CA
Marriott Plano Legacy
Plano, TX
Pier House Resort
Key West, FL
The Ritz-Carlton St. Thomas
St. Thomas, BVI

ASHFORD
HOSPITALITY PRIME

Ashford Prime Hotels

26

Portfolio Overview

	Location	Number of Rooms	TTM ADR[1]	TTM Occ. [1]	TTM RevPAR[1]	TTM Hotel EBITDA[1]	% of Total
Courtyard Philadelphia Downtown	Philadelphia, PA	499	$176	83%	$145	$12,518	10.2%
Marriott Plano Legacy	Dallas, TX	404	$193	71%	$137	$11,087	9.0%
Courtyard San Francisco Downtown	San Francisco, CA	405	$267	91%	$243	$13,688	11.1%
Courtyard Seattle Downtown	Seattle, WA	250	$195	79%	$155	$6,561	5.3%
Marriott Seattle Waterfront	Seattle, WA	358	$255	82%	$210	$14,640	11.9%
Renaissance Tampa	Tampa, FL	293	$175	78%	$137	$5,855	4.8%
Capital Hilton	Washington D.C.	550	$222	86%	$190	$15,297	12.4%
Hilton Torrey Pines	La Jolla, CA	394	$191	85%	$163	$12,521	10.2%
Chicago Sofitel Water Tower	Chicago, IL	415	$223	80%	$178	$8,360	6.8%
Pier House	Key West, FL	142	$397	90%	$358	$9,728	7.9%
Bardessono	Napa Valley, CA	62	$717	79%	$564	$3,845	3.1%
Ritz-Carlton St. Thomas	St. Thomas, BVI	180	$552	80%	$440	$9,156	7.4%
Total Portfolio		**3,952**	**$243**	**82%**	**$199**	**$123,256**	**100.0%**

- High quality portfolio with total ADR and RevPAR of $243 and $199, respectively for the TTM period
- Geographically diversified portfolio located in strong markets
- Highest TripAdvisor ranking among publicly-traded Hotel REITs[2]

ASHFORD HOSPITALITY PRIME

(1) *As of December 31, 2015*
(2) *Wells Fargo Securities Research; Lodging: TripAdvisor Rankings (September 4, 2015)*
Note: Hotel EBITDA in thousands

27

Debt Maturities and Leverage  Target leverage: Net Debt / EBITDA < 5.0xMaintain mix of fixed and floating rate debtLadder maturitiesExclusive use of property-level, non-recourse debt  *  As of December 31, 2015Assumes extension options are exercisedNote: All debt yield statistics are based on EBITDA to principal.  Debt Maturity Schedule (mm)(1)  Debt Yield: 15.9%  Debt Yield: N/A  Debt Yield: 10.5%  Debt Yield: 15.0%  Debt Yield: 14.2%